UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Delta Air Lines, Inc. (the “Company”) held on June 15, 2023, six proposals were voted upon by the Company’s shareholders. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed on April 28, 2023.

A brief description of the proposals and the final results of the votes for each matter follows:

1.	The shareholders elected all thirteen director nominees, each to serve as a member of the Company’s Board of Directors until the Company’s next annual meeting of shareholders and the election and qualification of his or her successor, or until such director’s earlier death, disqualification, resignation or removal:

	For	Against	Abstain	Broker Non-Votes
Edward H. Bastian	374,524,896	10,850,521	563,798	123,860,524
Greg Creed	372,535,475	12,628,215	775,525	123,860,524
David G. DeWalt	367,674,952	17,528,721	735,542	123,860,524
William H. Easter III	368,330,260	16,853,688	755,267	123,860,524
Leslie D. Hale	382,186,020	3,001,946	751,249	123,860,524
Christopher A. Hazleton	374,773,245	10,406,109	759,861	123,860,524
Michael P. Huerta	370,129,301	15,091,317	718,597	123,860,524
Jeanne P. Jackson	378,963,301	6,234,372	741,542	123,860,524
George N. Mattson	315,760,366	69,452,943	725,906	123,860,524
Vasant M. Prabhu	376,536,537	8,659,912	742,776	123,860,524
Sergio A. L. Rial	365,541,788	19,662,833	734,594	123,860,524
David S. Taylor	367,224,720	17,978,921	735,574	123,860,524
Kathy N. Waller	361,340,957	23,888,609	709,649	123,860,524

2.	The shareholders approved the advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
364,403,176	20,518,287	1,017,752	123,860,524

3.	The shareholders recommended that the frequency of future advisory votes on executive compensation be every year:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
376,138,831	683,005	8,454,177	663,202	123,860,524

In accordance with the voting results on this advisory proposal and its previous recommendation, the Board of Directors has determined that the Company will continue to hold an advisory vote on executive compensation every year.

4.	The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for 2023:

For	Against	Abstain	Broker Non-Votes
499,911,901	8,665,541	1,222,297	Not Applicable

5.	The shareholders approved the adoption of a shareholder proposal requesting shareholder ratification of termination pay:

For	Against	Abstain	Broker Non-Votes
230,002,829	154,951,085	985,301	123,860,524

6.	The shareholders did not approve the adoption of a shareholder proposal requesting a freedom of association and collective bargaining policy:

For	Against	Abstain	Broker Non-Votes
125,002,912	258,299,951	2,636,352	123,860,524

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Peter W. Carter
Date: June 15, 2023	Peter W. Carter Executive Vice President – External Affairs

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